Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets
Information related to TDS' Licenses, Goodwill and Other intangible assets is presented below. Prior to 2009, TDS accounted for U.S. Cellular’s share repurchases as step acquisitions, allocating a portion of the share repurchase value to TDS’ Licenses and Goodwill. Further, a goodwill impairment loss on the U.S. Cellular reporting unit was recognized in 2003 at TDS but not at U.S. Cellular. Consequently, U.S. Cellular’s Licenses and Goodwill on a stand-alone basis do not equal the TDS consolidated Licenses and Goodwill related to U.S. Cellular.
Licenses
On occasion, TDS reviews attractive opportunities to acquire additional wireless spectrum, including pursuant to FCC auctions. TDS also may seek to divest outright or include in exchanges wireless spectrum that is not strategic to its long-term success. Activity related to TDS' Licenses is presented below.

	U.S. Cellular	Wireline	Cable	Total
(Dollars in millions)
Balance at December 31, 2016	$1,890	$2	$3	$1,895
Acquisitions	331	—	—	331
Transferred to Assets held for sale	(10)	—	—	(10)
Exchanges - Licenses received	25	—	—	25
Exchanges - Licenses surrendered	(9)	—	—	(9)
Balance at December 31, 2017	2,227	2	3	2,232
Acquisitions	8	—	—	8
Transferred to Assets held for sale[1]	(51)	—	—	(51)
Divestitures	(11)	—	—	(11)
Exchanges - Licenses received	18	—	—	18
Exchanges - Licenses surrendered	(1)	—	—	(1)
Balance at December 31, 2018	$2,190	$2	$3	$2,195

[1]	Licenses classified as Assets held for sale in 2018 are included in transactions which closed in the first quarter of 2019.
Auction 1002
In July 2016, the FCC announced U.S. Cellular as a qualified bidder in the FCC's forward auction of 600 MHz spectrum licenses, referred to as Auction 1002. Prior to commencement of the forward auction, U.S. Cellular made an upfront payment to the FCC of $143 million in June 2016 to establish its initial bidding eligibility. In April 2017, the FCC announced by way of public notice that U.S. Cellular was the winning bidder for 188 licenses for an aggregate purchase price of $329 million. U.S. Cellular paid the remaining $186 million to the FCC and was granted the licenses during the second quarter of 2017.
Goodwill
Activity related to TDS' Goodwill is presented below.

	U.S. Cellular	Wireline	Cable	Other	Total
(Dollars in millions)
Balance at December 31, 2016	$227	$409	$95	$35	$766
Acquisitions	—	—	5	—	5
Loss on impairment	(227)	—	—	(35)	(262)
Balance at December 31, 2017	—	409	100	—	509
Other	—	—	—	—	—
Balance at December 31, 2018	$—	$409	$100	$—	$509

 Accumulated impairment losses in prior periods were $334 million for U.S. Cellular, $29 million for Wireline, and $88 million for Other.
Goodwill Interim Impairment Assessment
U.S. Cellular
Based on 2017 developments, including wireless expansion plans announced by other companies and the results of the FCC’s forward auction of 600 MHz spectrum licenses and other FCC actions, U.S. Cellular anticipated increased competition for customers in its primary operating markets from new and existing market participants over the long term. In addition, the widening adoption of unlimited data plans and other data pricing constructs across the industry, including U.S. Cellular’s introduction of unlimited plans in 2017, may limit the industry’s ability to monetize future growth in data usage. These factors when assessed and considered as part of U.S. Cellular’s annual planning process conducted in the third quarter of each year caused management to revise its long-range financial forecast in the third quarter of 2017. Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test on an interim basis.
TDS used a one-step quantitative approach that compared the fair value of the U.S. Cellular reporting unit to its carrying value. A discounted cash flow approach was used to value the reporting unit, using value drivers and risks specific to U.S. Cellular and the industry and current economic factors. The cash flow estimates incorporated certain assumptions that market participants would use in their estimates of fair value and may not be indicative of U.S. Cellular specific assumptions. However, the discount rate used in the analysis considers any additional risk a market participant might place on integrating the U.S. Cellular reporting unit into its operations.
The results of the interim goodwill impairment test indicated that the carrying value of the U.S. Cellular reporting unit exceeded its fair value. Therefore, TDS recognized a loss on impairment of goodwill of $227 million to reduce the carrying value of goodwill for the U.S. Cellular reporting unit to zero in the third quarter of 2017.
Other
During the third quarter of 2017, due to slower than expected service revenue growth and revenue mix trending towards a higher proportion of lower margin revenue streams, management identified a triggering event related to its HMS operations and performed a quantitative goodwill impairment test on an interim basis.
TDS used a one-step quantitative approach that compared the fair value of its HMS operations to the carrying value. TDS used the discounted cash flow approach and guideline public company method to value the HMS operations. The discounted cash flow approach uses value drivers and considers risks specific to the industry as well as current economic factors. The guideline public company method develops an indication of fair value by calculating average market pricing multiples for selected publicly-traded companies. The developed multiples were applied to applicable financial measures of the HMS operations to determine fair value. The discounted cash flow approach and guideline public company method were weighted to arrive at the total fair value used for impairment testing.
The results of the interim goodwill impairment test indicated that the carrying value of the HMS operations exceeded its fair value. Therefore, TDS recognized a loss on impairment of goodwill of $35 million to reduce the carrying value of goodwill for the HMS operations to zero in the third quarter of 2017.
Other intangible assets
Activity related to TDS' Other intangible assets is presented below.

	December 31, 2018			December 31, 2017
	Gross Amount	Accumulated Amortization	Net Amount	Gross Amount	Accumulated Amortization	Net Amount
(Dollars in millions)
Franchise rights	$255	$(17)	$238	$255	$—	$255
Customer lists and Trade name	166	(151)	15	166	(142)	24
Total	$421	$(168)	$253	$421	$(142)	$279

As discussed in Note 1 — Summary of Significant Accounting Policies and Recent Accounting Pronouncements, effective January 1 2018, TDS prospectively changed its assessment of useful life for its franchise rights from indefinite-lived to 15 years. Amortization expense for intangible assets was $26 million, $11 million, and $14 million for the years ended December 31, 2018, 2017, and 2016, respectively. Based on the current balance of finite-lived intangible assets, the estimated amortization expense is $24 million, $21 million, $19 million, $19 million and $18 million for the years 2019 through 2023, respectively.